Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Robert Papiri, Chief Executive Officer, President, Secretary and Treasurer of Narayan Capital Corp. (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1.  the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:  April 1, 2009

By:	/s/ Robert Papiri
Robert Papiri
Chief Executive Officer, President, Secretary and Treasurer(Principal Accounting Officer)